Exhibit 10.3


                              DEL WEBB CORPORATION
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN NO. 2
                              LIST OF PARTICIPANTS



Larry W.  Beckner
Kimball Bannister, III
Joseph F. Contadino
John H. Gleason
LeRoy C. Hanneman, Jr.
Robertson C. Jones
Anne L. Mariucci
Helen M. McEnerney
Donald V. Mickus
John M.  Murray
Frank D. Pankratz
Scott J. Peterson
David E. Rau
Charles T. Roach
David G. Schreiner
M. Lynn Schuttenberg
John A. Spencer
Richard L. Vandermeer
Robert R. Wagoner